EXHIBIT 10
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
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MATERIAL CONTRACTS

The following documents of Navistar International Corporation, its principal subsidiary, Navistar, Inc., and its indirect subsidiary, Navistar Financial Corporation are incorporated herein by reference.

*10.1	Amended and Restated Executive Stock Ownership Program. Filed as Exhibit 10.12 to Quarterly Report on Form 10-Q dated and filed on June 10, 2013. Commission File No. 001-09618.

*10.2	Offer Letter to Walter Borst dated June 24, 2013. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on June 27, 2013. Commission File No. 001-09618.

10.3
Amendment No. 1, dated as of July 14, 2013, to the Settlement Agreement, effective as of October 5, 2012, by and among the Company and Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc. Filed as Exhibit 10.1 to Current Report on Form 8-K dated July 14, 2013 and filed on July 15, 2013. Commission File No. 001-09618.

10.4
Amendment No. 1, dated as of July 14, 2013, to the Settlement Agreement, effective as of October 5, 2012, by and among the Company and Mark H. Rachesky, M.D., MHR Holdings LLC, MHR Fund Management LLC, MHR Institutional Advisors III LLC, MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, MHR Advisors LLC, and MHR Institutional Partners III LP. Filed as Exhibit 10.2 to Current Report on Form 8-K dated July 14, 2013 and filed on July 15, 2013. Commission File No. 001-09618.

10.5
Agreement, dated as of July 14, 2013, by and among the Company and Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc. Filed as Exhibit 10.3 to Current Report on Form 8-K dated July 14, 2013 and filed on July 15, 2013. Commission File No. 001-09618.

10.6
Agreement, dated as of July 14, 2013, by and among the Company and Mark H. Rachesky, M.D., MHR Holdings LLC, MHR Fund Management LLC, MHR Institutional Advisors III LLC, MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, MHR Advisors LLC, and MHR Institutional Partners III LP.  Filed as Exhibit 10.4 to Current Report on Form 8-K dated July 14, 2013 and filed on July 15, 2013. Commission File No. 001-09618.

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*	Indicates a management contract or compensatory plan or arrangement required to be filed or incorporated by reference as an exhibit to this report.

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